SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 25, 2005

TRUMP HOTELS & CASINO RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13794	13-3818402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY ASSOCIATES

(Exact name of registrant as specified in its charter)

New Jersey	333-00643	22-3213714
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-00643	22-3418939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING II, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43979	22-3550202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING III, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43975	22-3550203
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-104916	45-0475879
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-104916	45-0475877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 25, 2005, Trump Hotels & Casino Resorts, Inc. (the “Company”), Trump Hotels & Casino Resorts Holdings, L.P. (the “Partnership”) and Donald J. Trump entered into that certain investment agreement (the “Investment Agreement”), pursuant to which Mr. Trump has agreed to invest $55 million in the Partnership and contribute approximately $16.4 million aggregate principal face amount of the 17.625% Second Priority Mortgage Notes due 2010 of Trump Casino Holdings, LLC and Trump Casino Funding, Inc. owned by him (plus interest accrued thereon) in connection with the joint plan of reorganization (the “Plan”) of the Company and its subsidiaries (collectively, the “Debtors”). Mr. Trump’s investment would be made on the effective date of the Plan (the “Effective Date”), at which time Mr. Trump would have beneficial ownership of approximately 27% of the Company’s new common stock (or limited partnership interests in the Partnership exchangeable for shares of the Company’s new common stock), including shares of new class B common stock and a ten-year warrant to purchase up to 3.5% of the Company’s new common stock. The exercise price for the warrant will be 1.5 times the price per share at which Mr. Trump is making his $55 million investment. Under the Plan, Mr. Trump has also agreed to certain modifications of existing contractual arrangements with the Company and the Partnership, and to enter into certain new agreements with the Company, the Partnership and certain of its subsidiaries that would be executed on the Effective Date, and will receive certain other consideration as described in the Plan and disclosure statement filed with the United States Bankruptcy Court for the District of New Jersey (the “Court”). The Investment Agreement, such ancillary agreements and the Plan are subject to the terms and conditions set forth therein and the approval thereof by the Court. Mr. Trump is the Chairman, Chief Executive Officer and majority shareholder of the Company and a limited partner of the Partnership, and certain material relationships between Mr. Trump and the Company and the Partnership are as described in the Company’s reports filed with the Commission. The Investment Agreement is attached hereto as Exhibit 10.1. The Plan, disclosure statement and other documents and information concerning the Debtors’ chapter 11 cases are available on the Debtors’ website at http://www.thcrrecap.com.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 1.01 hereto regarding the Investment Agreement is incorporated by reference into this Item 3.02. The shares of the Company’s new common stock, new class B common stock, the limited partnership interests in the Partnership and the warrant described in Item 1.01 are to be issued to Donald J. Trump in reliance upon exemptions from registration pursuant to section 1145 of the United States Bankruptcy Code and Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. Mr. Trump has represented that he is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

The descriptions of the Investment Agreement and Plan, and the transactions contemplated thereby, are qualified in their entirety by reference to the Investment Agreement attached as Exhibit 10.1 hereto and the Plan filed with the Court.

Any securities proposed to be issued in connection with the Investment Agreement and the Plan have not been registered under the Securities Act of 1933, as amended, or any state securities laws and unless so registered may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws. Neither this Current Report on Form 8-K, the Investment Agreement or the Plan constitutes an offer to sell or the solicitation of offers to buy any security or constitutes an offer, solicitation or sale of any security in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

The information contained herein includes statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements made herein are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements included herein, other than statements of historical fact, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. This can occur as a result of inaccurate assumptions or as a consequence of known or unknown risks and uncertainties. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “intend,” “plan,” “project,” “forecast,” “may,” “predict,” “target,” “potential,” “proposed,” “contemplated,” “will,” “should,” “could,” “would,” “expect” and other words of similar meaning. Any or all of the forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors.

These risks, uncertainties and other factors include the following factors as well as other factors described from time to time in the Company’s reports filed with the Commission, including the Debtors’ ability to confirm and consummate the Investment Agreement and Plan or other documents filed with the Court in connection with the Plan (or any significant delay with respect thereto); the Debtors’ ability to perform their obligations under the definitive transaction documents in connection with the Plan; the Debtors’ alternatives in the event the Court does not grant final approval of such documents; the Debtors’ ability to obtain the required consents of noteholders and other constituencies necessary to implement the Plan and Investment Agreement; Court approval of the Debtors’ filings and motions prosecuted by them from time to time; the risk that certain parties may challenge the enforceability of the restructuring support agreement; potential challenges to the Plan and Investment Agreement by the equity committee that has been formed with respect to the Debtors’ chapter 11 cases or other parties; the Debtors’ ability to obtain alternative sources of funding if the Investment Agreement is not consummated; risks associated with third parties seeking and obtaining Court approval to terminate or shorten the exclusivity period for the Debtors to propose and confirm the Plan, or for the appointment of a chapter 11 trustee or to convert the cases to a chapter 7 case; the impact of the Plan on the Debtors’ operations going forward, including the impact on the Debtors’ ability to negotiate favorable terms with suppliers, customers, landlords and others; the Debtors’ alternatives if the Plan is not consummated, including undertaking transactions that may have unforeseeable consequences to the holders of the Company’s common stock and the debt of its subsidiaries; the Company’s preparation and submission of an application to have its new common stock listed on the New York Stock Exchange or other national securities exchange if the Company is successful in its efforts to consummate the Plan, and the Company’s ability to obtain such a listing; the consummation of the Debtors’ strategic alternatives with respect to their financial situation and capital structure, including the potential sale of one or more of their casino properties; the ability of the Debtors to continue as a going concern; the Debtors’ ability to maintain contracts that are critical to their operations; potential adverse developments with respect to the Debtors’ liquidity or results of operations; the ability to fund and execute the Debtors’ business plan; the ability to attract, retain and compensate key executives and associates; the ability of Debtors to attract and retain customers; licenses and approvals under applicable laws and regulations, including gaming laws and regulations; changes in the competitive climate in which the Debtors operate; or a broad downturn in the economy as a whole. Accordingly, the forward-looking statements contained herein may not be realized and may differ significantly from the Company’s actual results. In addition, there may be other factors that could cause the Company’s actual results to be materially different from the results referenced, expressed or implied, in the forward-looking statements. Many of these factors will be important in determining the Company’s actual future results. Consequently, no forward looking statement can be guaranteed.

All forward-looking statements contained herein, and all subsequent written and oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this cautionary statement. Forward-looking statements speak only as of the date they are made, and the Company disclaims any obligation to update any forward-looking statements, including the information contained herein, to reflect events or circumstances after the date hereof, except as otherwise required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
10.1	Investment Agreement, dated January 25, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUMP HOTELS & CASINO RESORTS, INC.

/s/ John P. Burke
John P. Burke
Executive Vice President and
Corporate Treasurer

Dated: January 31, 2005

TRUMP ATLANTIC CITY ASSOCIATES

By:	TRUMP ATLANTIC CITY HOLDING, INC., its Managing General Partner

/s/ John P. Burke
John P. Burke
Vice President and Treasurer

Dated: January 31, 2005

TRUMP ATLANTIC CITY FUNDING, INC.

By:

/s/ John P. Burke
John P. Burke
Treasurer

Dated: January 31, 2005

TRUMP ATLANTIC CITY FUNDING II, INC.

By:

/s/ John P. Burke
John P. Burke
Treasurer

Dated: January 31, 2005

TRUMP ATLANTIC CITY FUNDING III, INC.

By:

/s/ John P. Burke
John P. Burke
Treasurer

Dated: January 31, 2005

TRUMP CASINO HOLDINGS, LLC

By:	/s/ John P. Burke
John P. Burke
Executive Vice President
(Duly Authorized Officer and Principal Financial and Accounting Officer)

Dated: January 31, 2005

TRUMP CASINO FUNDING, INC.

By:	/s/ John P. Burke
John P. Burke
Executive Vice President
(Duly Authorized Officer and Principal Financial and Accounting Officer)

Dated: January 31, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.1	Investment Agreement, dated January 25, 2005